Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Excel Trust, Inc. (the “Company”) hereby certifies, to his knowledge, that:

(i) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GARY B. SABIN
Gary B. Sabin
Chairman and Chief Executive Officer

Date: August 2, 2012

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Excel Trust, Inc. (the “Company”) hereby certifies, to his knowledge, that:

(i) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES Y. NAKAGAWA
James Y. Nakagawa
Chief Financial Officer

Date: August 2, 2012